UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

STRONGBOW RESOURCES INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

STRONGBOW RESOURCES INC.
777 N. Rainbow Blvd., Suite 250
Las Vegas, Nevada 89107
____________________________

Consent Solicitation Statement

Dear Stockholder:

The board of directors of Strongbow Resources Inc. (“we,” “us,” “our”, “Strongbow” or “our company”) is soliciting your consent on behalf of Strongbow to approve the following proposals, which have been approved by our board directors:

1.	To approve a 4-for-1 reverse split of shares of our outstanding common stock; and

2.	To ratify the amendments to our By-laws as approved by our directors.

(collectively, the “Proposals”)

On November 27, 2013, our board of directors approved the Proposals and we are now seeking stockholder approval of the Proposals, as discussed in more detail in this consent solicitation statement.

We are soliciting your approval of the Proposals by written consent in lieu of a meeting of stockholders because our board of directors believes that it is in the best interests of our company and our stockholders to solicit such approval in the most cost effective manner. A form of written consent is enclosed for your use.

This consent solicitation statement and accompanying form of written consent will be sent or given to our stockholders on or about February 3, 2014. Our board of directors has fixed the close of business on January 21, 2014 as the record date (the “Record Date”) for determination of our stockholders entitled to give written consents. Only the stockholders of record on the Record Date are entitled to give the written consents for the Proposals.

The written consents of stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date are required to approve the Proposals.

Your consent is important regardless of the number of shares of our common stock that you hold. Although our board of directors has approved the Proposals, the Proposals requires the approval by the vote of our stockholders holding a majority of the voting power of our outstanding common stock as of the Record Date.

Our board of directors unanimously recommends that you consent to the Proposals. The Proposals will be approved by our stockholders when we have received written consents to the Proposals from our stockholders representing a majority of the voting power of our outstanding common stock. If you approve the Proposals, please mark the enclosed written consent form to vote “For” the Proposals, and complete, date, sign and return your written consent to us.

Please mail your written consent to us no later February 28, 2014, or such other date as determined by us in its sole discretion, by email to rdacunha@strongbowinc.com  or in writing to the following address:

Strongbow Resources Inc

200 – 6751 Westminster Hwy,

Richmond BC V7C-4V4

Question and Answers about This Consent Solicitation

Why am I receiving these materials?

We are asking our stockholders to approve the following proposals by written consent:

1.
Approval of a 4-for-1 reverse split (the “Reverse Split”) of shares of our outstanding common stock without a change in par value of $0.001 per share and with any resulting fractional share being rounded up to the next whole share at the effective date and time which our board of directors determines with no change to our authorized share capital; and

2.	Ratification of the amendments (the “Amendments”) to our By-laws as approved by our directors.

(collectively, the “Proposals”)

On November 27, 2013, our board of directors approved the Reverse Split and the Amendments and we are now seeking stockholder approval of the Reverse Split and the Amendments. Stockholder approval of the Reverse Split is required to affect the Reverse Split. We are asking shareholders to ratify the Amendments.

What is included in these materials?

These materials include:

●	this consent solicitation statement; and

●	the written consent form.

Important Notice Regarding the Availability of Materials for This Consent Solicitation

Above materials are also available at www.strongbowinc.com.

What do I need to do now?

We urge you to carefully read and consider the information contained in this consent solicitation statement. We request that you send your written consent to the Proposals described in this consent solicitation statement.

Who can give the written consents?

Our board of directors has fixed the close of business on January 21, 2014 as the record date (the “Record Date”) for determination of our stockholders entitled to give written consents. If you were a stockholder of record on the Record Date, you are entitled to give written consents to the Proposals.

As of the Record Date, 111,586,705 shares of our common stock were issued and outstanding and, therefore, a total of 111,586,705 votes are entitled to be given by written consents.

How many votes do I have?

You have one vote for each share of our common stock that you owned as of the Record Date.

How do I send my written consents?

If you are a stockholder of record, please complete, date, sign, and return the enclosed written consent form via email to rdacunha@strongbowinc.com or by mail to the following address:

Strongbow Resources Inc.

200 – 6751 Westminster Hwy,

Richmond BC V7C-4V4

If you hold your shares in “street name” and wish to send your written consents, you must follow the instructions given by your broker, bank, or other nominee or contact your broker, bank, or other nominee for the information on how to send your written consents.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Island Stock Transfer, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot send their written consents directly and must instead instruct the broker, bank, or other nominee on how to send their written consents.

What vote is required for the approval of the Proposals?

Each Proposal will be approved by our stockholders if we receive the written consents of our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date, or written consents representing at least 55,793,353 shares of our common stock.

How are votes counted?

A written consent form that has been signed, dated and delivered to us with the “For” box checked will constitute consent for each Proposal. A written consent form that has been signed, dated and delivered to us with the “Against” or “Abstain” boxes checked or without any of the boxes checked will be counted as a vote against a Proposal. Abstentions and broker non-votes will have the same effect as a vote against a Proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular Proposal because it does not have discretionary voting power with respect to that Proposal and has not received instructions with respect to that Proposal from the beneficial owner of those shares, despite voting on at least one other Proposal for which it does have discretionary authority or for which it has received instructions.

When is the approval of the Proposals effective?

The approval of our stockholders of the Proposals is effective when we receive the written consents to the Proposals from our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote:

●	“For” the approval of the 4-for-1 reverse split of shares of our outstanding common stock; and

●	“For” the ratification of the amendments to our By-laws.

Can I revoke my written consent after sending it?

Yes. A written consent, once dated, signed and delivered to us, will remain effective unless and until revoked by a written notice of revocation dated, signed and delivered to us before the time that we have received written consents to the Proposals from our stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date. Please send your notice of revocation via same facsimile number or by the same mailing address that you would send your written consent, as disclosed elsewhere in this consent solicitation statement.

Do I have the rights of appraisal or similar rights of dissenters with respect to the Proposals?

No. Neither Nevada law nor our articles of incorporation or bylaws provide our stockholders with the rights of appraisal or similar rights of dissenters with respect to the Proposals.

Who pays for the expense of this consent solicitation?

We will pay for the expense of soliciting the written consents and the cost of preparing, assembling and mailing material in connection therewith. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of written consents by mail may be supplemented by telephone, facsimile, other approved electronic media or personal solicitation by our director, officer, or regular employees. These individuals will receive no additional compensation for such services.

Forward-Looking Statements

This consent solicitation statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

 Security Ownership of Certain Beneficial Owners and Management

As of January 21, 2014, there were 111,586,705 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by (i) our directors, (ii) each of our executive officers, and (iii) all of our directors and executive officers as a group. Except as set forth in the table below, there is no person known to us who beneficially owns more than 5% of our common stock.

Title of Class Director and Officers:	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Class (2)
Common Stock	Michael Caetano 349 West Georgia Street PO Box 3473 Vancouver Main Vancouver, BC V6B 3Y4	3,000,000	2.7%
Common Stock	Robert Madzej 5-331 Riverside Drive North Vancouver, BC V7H 1V2	Nil	N/A
Common Stock	Robert Da Cunha 68 Armstrong Avenue Toronto, ON M6H 1V8	3,333	*
Common Stock	Director and Officer as a group (1 persons)	3,033,333	2.7%
Major Stockholder:
Common Stock	Holloman Value Holdings, LLC 333 North Sam Houston Parkway East Suite 600 Houston, Texas 77060	27,533,333	25%
	Lai Chi Hung Ricky 7B Block 2, 25 Tai Hang Drive Jardine’s Lookout Hong Kong	10,000,000	9%
	Larca Pty Ltd. Unit 8-9 88 Forrest Street Cottesloe, WA 96017 Australia	6,600,000	6%
Common Stock	5% shareholders as a group (3 persons)	44,133,333	40%

*Less than 1%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	The percentage of class is based on 111,586,705 shares of our common stock issued and outstanding as of January 21, 2014.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

PROPOSAL 1

Approval of the 4-For-1 Reverse Split of
Shares of Our Outstanding Common Stock

In this Proposal, we are asking you to approve a 4-for-1 reverse split of shares of our outstanding common stock without a change in par value of $0.001 per share and with any resulting fractional share being rounded up to the next whole share at the effective date and time which our board of directors determines. The number of authorized shares of our common stock will not change as a result of the Reverse Split, if effected.

The Reverse Split, if approved by our stockholders, will be effective upon the date and time which our board of directors determines.

Our board of directors believes that by reducing the number of shares of our common stock outstanding through the Reverse Split, the per share price of our common stock will, upon such reduction, proportionately increase. Our board of directors also believes that a higher per share trading price may be more appealing to institutional investors, institutional funds and brokers, and thereby result in greater liquidity for our stockholders and lower trading costs.

Our board of directors also believes that the additional available authorized shares of our common stock that would result from a reverse split may facilitate future capital raising needs and acquisitions of companies or assets. In addition to focusing on the growth of our current business, our board of directors intends, as part of our business plan, to evaluate opportunities for growth through the acquisition of companies in similar or complementary lines of business. We may, from time-to-time, evaluate financing transactions involving the sale of our common stock or securities convertible into shares of our common stock. While we constantly evaluate the market for opportunities, there are no current proposals or agreements written or otherwise, at this time to issue any of the additional available authorized shares of our common stock that would result from the Reverse Split.

 Purpose of the Reverse Split

Our board of directors believes that a reverse split may enhance the acceptability of our common stock by the financial community and the investing public, and consequently improve the liquidity of our common stock. The expected increased price level may encourage interest and trading in our common stock by institutional investors and funds that may be disinclined or prohibited from purchasing lower priced stocks. Additionally, a variety of policies and practices of broker-dealers discourage individual brokers from dealing in lower priced stocks, and brokers may be more inclined to transact in our shares if they trade at a higher per share price. In addition, the transaction costs (commissions, markups or markdowns) of lower priced stocks tend to represent a higher percentage of total share value than higher priced stocks, which can discourage ownership of lower priced stocks by both institutional and retail investors.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur. Our board of directors cannot predict with certainty what effects the Reverse Split will have on the market price of our common stock, particularly over the longer term. Some investors may view a reverse split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares.

 Effects of the Reverse Split on Our Stockholders

The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholders percentage ownership interests or proportionate voting power in our company, except to the extent that the result of the Reverse Split results in any of our stockholders owning a fractional share. If this occurs, the fractional shares will be rounded up to the next whole share. Our common stock issued pursuant to the Reverse Split will remain fully paid and non-assessable.

The principal effect of the Reverse Split will be that the number of shares of our common stock issued and outstanding will be reduced as follows (without taking into account the effect, if any, of rounding up any fractional shares created by the Reverse Split to the next whole share):

# of Shares Outstanding	# of Shares Outstanding
Pre-Reverse Split	Post-Reverse Split (approximate)
111,586,705	27,896,676

As such, and for purposes of illustration only, each stockholder holding four (4) shares of our common stock (par value $0.001 per share) immediately prior to the reverse split taking effect will become a holder of one (1) share of our common stock (par value $0.001 per share) after the Reverse Split is effective.

The Reverse Split is not part of any plan or proposal to take our company private.

Effective Increase in the Number of Authorized Shares of Our Common Stock

The Reverse Split, if effected, would not change the number of authorized shares of our common stock, which is 750,000,000 under our current articles of incorporation. Therefore, because the number of issued and outstanding shares of our common stock would decrease, the number of shares remaining available for issuance would increase. As explained in more detail below, these additional shares of our common stock would be available for issuance from time to time for corporate purposes such as acquisitions of companies or assets, sales of stock or securities convertible into our common stock and raising additional capital. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

The increased reserve of shares available for issuance would give us the flexibility of using our common stock to raise capital and/or as consideration in acquiring other businesses. We are continuously seeking opportunities to acquire more oil and gas properties or other oil and gas related businesses. Such acquisitions may be effected using shares of our common stock or other securities convertible into our common stock and/or by using capital that may need to be raised by selling such securities. The current number of available authorized shares of our common stock could limit our ability to effect acquisitions of businesses using shares of our common stock or issuing shares to raise capital to fund such acquisitions or for other purposes.

The increased reserve of shares available for issuance may also be used to facilitate public or private financings. If sufficient operating funds cannot be generated by operations, we may need to, among other things, issue and sell our unregistered common stock, or securities convertible into our common stock, in private transactions. We have no plans or agreements in place for any financing at this time. Such transactions might not be available on terms favorable to us, or at all. We may sell our common stock at prices less than the public trading price of our common stock at the time, and we may grant additional contractual rights to purchase not available to other holders of our common stock, such as warrants to purchase additional shares of our common stock or anti-dilution protections.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plans for grants to our directors, officers, employees and consultants and those of our subsidiary. Our board of directors believes that it is critical to incentivize our directors, officers, employees, and consultants and those of our subsidiary, to increase our revenues and profitability, if any, and as a result, our market value, through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions if we grant options to the employees of the acquired companies. Our board of directors believes that our ability to achieve our growth strategy may be impaired without additional authorized shares of our common stock that could be used to provide such equity incentives.

The flexibility of our board of directors to issue additional shares of our common stock could also enhance our ability to negotiate on behalf of our stockholders in a takeover situation. The authorized but unissued shares of our common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Stockholders should therefore be aware that approval of the Reverse Split could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices. The Reverse Split, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us.

The availability of additional shares of our common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If the Reverse Split is approved by our stockholders and the Reverse Split is effected, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of our common stock, except as may be required by applicable laws or rules

The possible future issuance of shares of equity securities consisting of our common stock or securities convertible into our common stock could affect our current stockholders in a number of ways, including the following:

●	diluting the voting power of the current holders of our common stock;
●
diluting the market price of our common stock, to the extent that the shares of our common stock are issued and sold at prices below current trading prices of our common stock, or if the issuance consists of equity securities convertible into our common stock, to the extent that the securities provide for the conversion into our common stock at prices that could be below current trading prices of our common stock;

●	diluting the earnings per share and book value per share of the outstanding shares of our common stock; and
●	making the payment of dividends on our common stock potentially more expensive.

We have no plans, proposals or arrangements, written or otherwise, at this time, to issue any of the additional available authorized shares of our common stock that would result from a reverse split.

Effect on Registration of Our Common Stock Under the Securities Exchange Act of 1934

Our common stock is currently registered under the Securities Exchange Act of 1934. A reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934. After the Reverse Split is effected, our common stock would continue to be quoted on the OTCQB. However, we anticipate that the Financial Industry Regulatory Authority will change our stock symbol with the effectiveness of the Reverse Split.

Effect on Voting Rights of, and Dividends on, Our Common Stock

Proportionate voting rights and other rights of the holders of our common stock would not be affected by the Reverse Split. The percentage of outstanding shares owned by each stockholder prior to the split will remain the same, except for adjustment as a consequence of rounding up any fractional shares created by the Reverse Split to the next whole share, which is discussed in more detail under ”Fractional Shares,” below. For example, generally, a holder of two percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the Reverse Split would continue to hold two percent of the voting power of the outstanding shares of our common stock after the Reverse Split.

We have not declared any dividends and we do not plan to declare any dividends in the foreseeable future. Therefore, we do not believe that the Reverse Split would have any effect with respect to future distributions, if any, to our stockholders.

Effect on Beneficial Stockholders

Upon the Reverse Split, we intend to treat stockholders holding stock in “street name,” through a bank, broker or other nominee, in the same manner as stockholders of record whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial holders, holding the stock in “street name.” However, such banks, brokers or other nominees may have different procedures than stockholders of record for processing the Reverse Split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Effect on Registered Certificated Shares

If you hold any of your shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the Reverse Split. The transmittal letter will contain instructions on how to surrender your certificate(s) representing your pre-reverse split shares to the transfer agent. Any request for new certificates into a name different from that of the registered holder will be subject to normal stock transfer requirements and fees, including proper endorsement and signature guarantee, if required. Any old shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for new shares.

Stockholders should not destroy any certificate(s) and should not submit any certificate(s) unless requested to do so.

Increased Transaction Costs

The number of shares held by each individual stockholder will be reduced if the Reverse Split is effected. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Effect on Liquidity

The decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split may decrease the liquidity in our common stock if the anticipated beneficial effects on the trading market for our common stock do not occur. See “Purposes of the Reverse Split,” above.

Potential Anti-Takeover Effect

If the Reverse Split is effected, the increased proportion of authorized but unissued shares of our common stock to issued and outstanding shares thereof could, under certain circumstances, have an anti-takeover effect. For example, such a change could permit future issuances of our common stock that would dilute the stock ownership of a person seeking to effect a change in composition of our board of directors or contemplating a tender offer or other transaction for the combination of our company with another entity. The Reverse Split, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of our company.

 Fractional Shares

Each share of our common stock issued and outstanding immediately prior to effective time of the Reverse Split, will be, automatically and without any action on the part of our stockholders, converted into and reconstituted into a fraction of a share of our common stock. However, we will not cash-out any of our stockholders as a result of the Reverse Split. In the event the Reverse Split results in a fractional share, we will round up and issue a whole share to the affected stockholder.

 Impact on Options, Warrants and Convertible Securities

If the Reverse Split is effected, the number of shares of our common stock that may be issued upon the exercise of conversion rights held by holders of other securities convertible into our common stock will be reduced proportionately based upon the Reverse Split ratio. Proportionate adjustments will also be made to the per-share exercise price and the number of shares of our common stock issuable upon the exercise of all outstanding options and warrants entitling the holders to purchase shares of our common stock.

 Effective Date of the Reverse Split

If the Reverse Split is approved by our stockholders, the Reverse Split will be effective at the date and time which our board of directors determines. Beginning on the effective date and time, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Accounting and Tax Consequences

The par value of our common stock would remain unchanged at $0.001 per share after the Reverse Split. However, our common stock as designated on our balance sheet would be adjusted downward in respect of the shares of the new common stock to be issued in the Reverse Split such that our common stock would become an amount equal to the aggregate par value of the shares of new common stock being issued in the Reverse Split, and that the additional paid in capital as designated on our balance sheet would be increased by an amount equal to the amount by which our common stock was decreased. Additionally, net income (loss) per share would increase proportionately as a result of the Reverse Split since there will be a lower number of shares outstanding.

Each stockholder is urged to consult with such stockholder’s tax advisor with respect to the particular tax consequences of the Reverse Split.

PROPOSAL 2

Ratification of Amendments to our By-laws

On November 27, 2013, our board of directors approved the Amendments to our By-laws. The Amendments were for the purpose of removing certain outdated provisions that existed in our company’s prior Bylaws with respect to quorum of shareholders and vote or consent of shareholders.

In this Proposal, we are asking you to ratify the following Amendments:

1.           Section 9 of Article I be deleted in its entirety and replaced with the following:

“9. Quorum of Shareholders. Shareholders holding at least five percent (5%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.”

2.           Section 11 of Article I be deleted in its entirety and replaced with the following:

“11. Vote or Consent of Shareholders. When a quorum is present or represented at any meeting, the vote of the shareholders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect members of the Board of Directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

Any action which may be taken by the vote of the shareholders at a meeting may be taken without a meeting if authorized by the written consent of the shareholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.”

These changes have the effect of reducing a quorum for a meeting of our shareholders from shareholders holding 50% of our shares present in person or by proxy to shareholders holding 5% of our shares present in person or by proxy. Also, our previous Bylaws required all of our shareholders to sign a written consent. Our new Bylaws require a majority of our issued and outstanding shares to sign a written consent.

Our previous Bylaws authorized our board of directors to amend our Bylaws. As such, we are not required to have our shareholders ratify the amendment but we are requesting that our shareholders ratify these amendments as a matter of good corporate governance.

The above description of the amended Bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of the amended Bylaws of our company, which are attached as Schedule “A” to this Consent Solicitation Statement.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended February 28, 2013; and

(c)
up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we collectively refer to as the “named executive officers”, for the fiscal years ended February 28, 2013 and February 29, 2012, are set out in the following summary compensation table:

 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compen-sation Earnings ($)	All Other Compensation ($)	Total ($)
Robert Martin(1)	2013	$59,911(5)	Nil	Nil	Nil	Nil	Nil	Nil	$59,911(5)
Former President, Chief Executive	2012	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Officer and Director
Grant Petersen(2)	2013	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former President Chief Executive	2012	10,000(6)	Nil	Nil	Nil	Nil	Nil	Nil	10,000(6)
officer and Director
Herbert Schmidt(3)	2013	36,000(7)	Nil	Nil	Nil	Nil	Nil	Nil	36,000(7)
Former Secretary, Treasurer,	2012	36,000(7)	Nil	Nil	Nil	Nil	Nil	Nil	36,000(7)
Director and Chief Financial
Officer
Douglas MacLellan(4)	2013	59,923(8)	Nil	Nil	Nil	Nil	Nil	Nil	59,923(8)
Former Chief Operating Officer	2012	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
and Director

(1)	Mr. Robert Martin was our President, Chief Executive Officer and a director from March 7, 2012 to July 31, 2013.

(2)	Mr. Petersen was our president and chief executive officer of our company from June 28, 2011 to March 7, 2012.

(3)	Mr. Herbert Schmidt was our chief financial officer and a director of our company from October 22, 2007 to June 18, 2013 and our secretary and treasurer from April 9, 2008 to June 18, 2013.

(4)	Mr. Douglas MacLellan was our chief operating officer and a director of our company from March 7, 2012 to June 27, 2013.

(5)	Mr. Petersen was compensated in the form of management fees paid to an entity under his control, for services rendered in the normal course of operations.

(6)	Mr. Martin was compensated in the form of management fees paid to an entity under his control, for services rendered in the normal course of operations.

(7)	Mr. Schmidt was compensated in the form of management fees for services rendered in the normal course of operations. These fees were deferred.

(8)	Mr. MacLellan was compensated in the form of management fees paid to an entity under his control, for services rendered in the normal course of operations.

Compensation Discussion and Analysis

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors from time to time. We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

Outstanding Equity Awards at Fiscal Year-End

We have not granted any stock-based compensation or stock options to our executive officers.

Long-Term Incentive Plans, Retirement or Similar Benefit Plans

There are currently no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We may provide employee benefit plans to our employees in the future.

Compensation of Directors

We have no directors who were not named executive officers for the year ended February 28, 2013.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market for Securities

On November 23, 2007 our common stock began trading on the OTC Bulletin Board under the symbol "PMLL." On February 11, 2008 our trading symbol was changed to “STBR” and currently trades on the OTCQB. The following chart shows the high and low bid prices as quoted by the OTC Bulletin Board Market for each quarter for the fiscal years ended February 28, 2013 and February 29, 2012 and the subsequent quarters. Such prices represent quotations between dealers, without dealer markup, markdown or commissions, and may not represent actual transactions.

The high and low bid prices of our common stock for the periods indicated below are as follows:

Quarter Ended	High	Low
November 30, 2013	$0.19	$0.0151
August 31, 2013	$0.35	$0.10
May 31, 2013	$0.30	$0.10
February 28, 2013	$0.35	$0.26
November 30, 2012	$0.40	$0.18
August 31, 2012	$0.39	$0.28
May 31, 2012	$0.49	$0.20
February 29, 2012	$0.35	$0.15
November 30, 2011	$0.25	$0.25
August 31, 2011	$0.25	$0.25

On January 21, 2014, the closing price for our common stock obtained from the OTCQB was $0.2099.

Shares of our common stock are issued in registered form. Island Stock Transfer, of 15500 Roosevelt Boulevard, Suite 301, Clearwater, FL (telephone: 727.289.00100; facsimile: 727.289.0069 is the registrar and transfer agent for shares of our common stock.

Holders of Our Common Stock

As of January 21, 2014, we have 108 stockholders of record and 111,586,705 shares issued and outstanding.

Dividend Policy

We have never declared or paid any cash dividends or distributions on our capital stock. We currently intend to retain our future earnings, if any, to support operations and to finance expansion and therefore we do not anticipate paying any cash dividends on our common stock in the foreseeable future.

We must not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of our common stock or other class of stock junior to our preferred stock as to dividends or upon liquidation) in respect of our common stock, or other class of stock junior to our preferred stock, nor must we redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of our preferred stock for the current period (and in the case of cumulative dividends, if any, payable to holders of our preferred stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of our preferred stock, as fixed by our board of directors.

Other than as stated above, there are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

●	we would not be able to pay our debts as they become due in the usual course of business; or

●
our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

Securities Authorized For Issuance Under Equity Compensation Plans

We do not have any securities authorized for issuance under any stock option, stock bonus or equity compensation plans.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed below, no person who has been a director or executive officer of our company at any time since the beginning of our fiscal year ended February 28, 2013 and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon.

During the year ended February 28, 2013, we incurred a total of $155,834 (February 29, 2012 - $36,000) in management fees paid to directors and officers of our company.

As at February 28, 2012, $79,632 (February 29, 2012 - $36,000) was owing to directors of our company which been included in accounts payable.

All of our company’s notes and advances from related party are non-interest bearing, unsecured, and payable upon demand. They consist of the following:

	February 28, 2013	February 29, 2012
	$	$
Advances from a shareholder	10,500	10,500
Advances from a consultant of the Company	53,428	-
Total	63,928	10,500

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials. Proposals received after such time will be considered untimely. In addition, the acceptance of such proposals is subject to the Securities and Exchange Commission guidelines.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one from your broker, please notify your broker.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

By Order of the Board of Directors /s/ Michael Caetano Michael Caetano President and Director January 31, 2014

Schedule “A”
Amended and Restated Bylaws

STRONGBOW RESOURCES INC.
A Nevada Corporation

ARTICLE I

SHAREHOLDERS

1. Annual Meeting
-----------------

A meeting of the shareholders shall be held annually for the elections of directors and the transaction of other business on such date in each year as may be determined by the Board of Directors, but in no event later than 100 days after the anniversary of the date of incorporation of the Corporation.

2. Special Meetings
-------------------

Special meetings of the shareholders may be called by the Board of Directors, Chairman of the Board or President and shall be called by the Board upon written request of the holders of record of a majority of the outstanding shares of the Corporation entitled to vote at the meeting requested to be called. Such request shall state the purpose or purposes of the proposed meeting. At such special meetings the only business which may be transacted is that relating to the purpose or purposes set forth in the notice thereof.

3. Place of Meetings
--------------------

Meetings of the shareholders shall be held at such place within or outside of the State of Nevada as may be fixed by the Board of Directors. If no place is fixed, such meetings shall be held at the principal office of the Corporation.

4. Notice of Meetings
---------------------

Notice of each meeting of the shareholders shall be given in writing and shall state the place, date and hour of the meeting and the purpose or purposes for which the meeting is called. Notice of a special meeting shall indicate that it is being issued by or at the direction of the person or persons calling or requesting the meeting.

If, at any meeting, action is proposed to be taken which, if taken, would entitle objecting shareholders to receive payment for their shares, the notice shall include a statement of that purpose and to that effect.

A copy of the notice of each meeting shall be given, personally or by first class mail, not less than ten nor more than sixty days before the date of the meeting, to each shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed to have been given when deposited in the United States mail, with postage thereon paid, directed to the shareholder at his address as it appears on the record of the shareholders, or, if he shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, then directed to him at such other address.

When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. However, if after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to notice under this Section 4.

5. Waiver of Notice
-------------------

Notice of a meeting need not be given to any shareholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him or her.

6. Inspectors of Election
-------------------------

The Board of Directors, in advance of any shareholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a shareholders' meeting may, and on the request of any shareholder entitled to vote thereat shall, appoint two inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment in advance of the meeting by the Board or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of such inspector at such meeting with strict impartiality and according to the best of his ability.

The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote at the meeting, count and tabulate all votes, ballots or consents, determine the result thereof, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, or of any shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and shall execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of any vote certified by them.

7. List of Shareholders at Meetings
-----------------------------------

A list of the shareholders as of the record date, certified by the Secretary or any Assistant Secretary or by a transfer agent, shall be produced at any meeting of the shareholders upon the request thereat or prior thereto of any shareholder. If the right to vote at any meeting is challenged, the inspectors of election, or the person presiding thereat, shall require such list of the shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

8. Qualification of Voters
--------------------------

Unless otherwise provided in the Certificate of Incorporation, every shareholder of record shall be entitled at every meeting of the shareholders to one vote for every share standing in its name on the record of the shareholders.

Treasury shares as of the record date and shares held as of the record date by another domestic or foreign corporation of any kind, if a majority of the shares entitled to vote in the election of directors of such other corporation is held as of the record date by the Corporation, shall not be shares entitled to vote or to be counted in determining the total number of outstanding shares.

Shares held by an administrator, executor, guardian, conservator, committee or other fiduciary, other than a trustee, may be voted by such fiduciary, either in person or by proxy, without the transfer of such shares into the name of such fiduciary. Shares held by a trustee may be voted by him or her, either in person or by proxy, only after the shares have been transferred into his name as trustee or into the name of his nominee.

Shares standing in the name of another domestic or foreign corporation of any type or kind may be voted by such officer, agent or proxy as the bylaws of such corporation may provide, or, in the absence of such provision, as the board of directors of such corporation may determine.

No shareholder shall sell his vote, or issue a proxy to vote, to any person for any sum of money or anything of value except as permitted by law.

9. Quorum of Shareholders
-------------------------

9. Quorum of Shareholders. Shareholders holding at least five percent (5%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

10. Proxies
-----------

Every shareholder entitled to vote at a meeting of the shareholders, or to express consent or dissent without a meeting, may authorize another person or persons to act for him by proxy.

Every proxy must be signed by the shareholder or its attorney. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy, unless before the authority is exercised written notice of an adjudication of such incompetence or of such death is received by the Secretary or any Assistant Secretary.

11. Vote or Consent of Shareholders
-----------------------------------

When a quorum is present or represented at any meeting, the vote of the shareholders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect members of the Board of Directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

Any action which may be taken by the vote of the shareholders at a meeting may be taken without a meeting if authorized by the written consent of the shareholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

12. Fixing The Record Date
--------------------------

For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be less than ten nor more than sixty days before the date of such meeting, nor more than sixty days prior to any other action.

When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

ARTICLE II

BOARD OF DIRECTORS

1. Power of Board and Qualifications of Directors
-------------------------------------------------

The business of the Corporation shall be managed by the Board of Directors. Each director shall be at least eighteen years of age.

2. Number of Directors
----------------------

The number of directors constituting the entire Board of Directors shall be the number, not less than one nor more than ten, fixed from time to time by a majority of the total number of directors which the Corporation would have, prior to any increase or decrease, if there were no vacancies, provided, however, that no decrease shall shorten the term of an incumbent director. Unless otherwise fixed by the directors, the number of directors constituting the entire Board shall be four.

3. Election and Term of Directors
---------------------------------

At each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting and until their successors have been elected and qualified or until their death, resignation or removal in the manner hereinafter provided.

4. Quorum of Directors and Action by the Board
----------------------------------------------

A majority of the entire Board of Directors shall constitute a quorum for the transaction of business, and, except where otherwise provided herein, the vote of a majority of the directors present at a meeting at the time of such vote, if a quorum is then present, shall be the act of the Board.

Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consent thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

5. Meetings of the Board
------------------------

An annual meeting of the Board of Directors shall be held in each year directly after the annual meeting of shareholders. Regular meetings of the Board shall be held at such times as may be fixed by the Board. Special meetings of the Board may be held at any time upon the call of the President or any two directors.

Meetings of the Board of Directors shall be held at such places as may be fixed by the Board for annual and regular meetings and in the notice of meeting for special meetings. If no place is fixed, meetings of the Board shall be held at the principal office of the Corporation. Any one or more members of the Board of Directors may participate in meetings by means of conference telephone or similar communications equipment.

No notice need be given of annual or regular meetings of the Board of Directors. Notice of each special meeting of the Board shall be given to each director either by mail not later than noon, Nevada time, on the third day prior to the meeting or by telegram, written message or orally not later than noon, Nevada time, on the day prior to the meeting. Notices are deemed to have been properly given if given: by mail, when deposited in the United States mail; by telegram at the time of filing; or by messenger at the time of delivery. Notices by mail, telegram or messenger shall be sent to each director at the address designated by him for that purpose, or, if none has been so designated, at his last known residence or business address.

Notice of a meeting of the Board of Directors need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to any director.

A notice, or waive of notice, need not specify the purpose of any meeting of the Board of Directors.

A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of any adjournment of a meeting to another time or place shall be given, in the manner described above, to the directors who were not present at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

6. Resignations
---------------

Any director of the Corporation may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary of the Corporation. Such resignation shall take effect at the time specified therein;  and unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective.

7. Removal of Directors
-----------------------

Any one or more of the directors may be removed for cause by action of the Board of Directors. Any or all of the directors may be removed with or without cause by vote of the shareholders.

8. Newly Created Directorships and Vacancies
--------------------------------------------

Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason except the removal of directors by shareholders may be filled by vote of a majority of the directors then in office, although less than a quorum exists.

Vacancies occurring as a result of the removal of directors by shareholders shall be filled by the shareholder. A director elected to fill a vacancy shall be elected to hold office for the unexpired term of his predecessor.

9. Executive and Other Committees of Directors
----------------------------------------------

The Board of Directors, by resolution adopted by a majority of the entire Board, may designate from among its members an executive committee and other committees each consisting of three or more directors and each of which, to the extent provided in the resolution, shall have all the authority of the Board, except that no such committee shall have authority as to the following matters:  (a) the submission to shareholders of any action that needs shareholders' approval; (b) the filling of vacancies in the Board or in any committee; (c) the fixing of compensation of the directors for serving on the Board or on any committee; (d) the amendment or repeal of the bylaws, or the adoption of new bylaws; (e) the amendment or repeal of any resolution of the Board which, by its term, shall not be so amendable or repealable; or (f) the removal or indemnification of directors.

The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent member or members at any meeting of such committee.

Unless a greater proportion is required by the resolution designating a committee, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present at a meeting at the time of such vote, if a quorum is then present, shall be the act of such committee.

Each such committee shall serve at the pleasure of the Board of Directors.

10. Compensation of Directors
-----------------------------

The Board of Directors shall have authority to fix the compensation of directors for services in any capacity.

11. Interest of Directors in a Transaction
------------------------------------------

Unless shown to be unfair and unreasonable as to the Corporation, no contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, firm, association or other entity in which one or more of the directors are directors or officers, or are financially interested, shall be either void or voidable, irrespective of whether such interested director or directors are present at a meeting of the Board of Directors, or of a committee thereof, which authorizes such contract or transaction and irrespective of whether his or their votes are counted for such purpose. In the absence of fraud any such contract and transaction conclusively may be authorized or approved as fair and reasonable by: (a) the Board of Directors or a duly empowered committee thereof, by a vote sufficient for such purpose without counting the vote or votes of such interested director or directors (although such interested director or directors may be counted in determining the presence of a quorum at the meeting which authorizes such contract or  transaction), if the fact of such common directorship, officership or financial interest is disclosed or known to the Board or committee, as the case may be; or (b) the shareholders entitled to vote for the election of directors, if such common directorship, officership or financial interest is disclosed or known to such shareholders.

Notwithstanding the foregoing, no loan, except advances in connection with indemnification, shall be made by the Corporation to any director unless it is authorized by vote of the shareholders without counting any shares of the director who would be the borrower or unless the director who would be the borrower is the sole shareholder of the Corporation.

ARTICLE III

OFFICERS

1. Election of Officers
-----------------------

The Board of Directors, as soon as may be practicable after the annual election of directors, shall elect a President, a Secretary, and a Treasurer, and from time to time may elect or appoint such other officers as it may determine. Any two or more offices may be held by the same person. The Board of Directors may also elect one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers.

2. Other Officers
-----------------

The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

3. Compensation
---------------

The salaries of all officers and agents of the Corporations shall be fixed by the Board of Directors.

4. Term of Office and Removal
-----------------------------

Each officer shall hold office for the term for which he is elected or appointed, and until his successor has been elected or appointed and qualified.

Unless otherwise provided in the resolution of the Board of Directors electing or appointing an officer, his term of office shall extend to and expire at the meeting of the Board following the next annual meeting of shareholders. Any officer may be removed by the Board with or without cause, at any time. Removal of an officer without cause shall be without prejudice to his contract rights, if any, and the election or appointment of an officer shall not of itself create contract rights.

5. President
------------

The President shall be the chief executive officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall also preside at all meeting of the shareholders and the Board of Directors.

The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

6. Vice Presidents
------------------

The Vice Presidents, in the order designated by the Board of Directors, or in absence of any designation, then in the order of their election, during the absence or disability of or refusal to act by the President, shall perform the duties and exercise the powers of the President and shall perform such other duties as the Board of Directors shall prescribe.

7. Secretary and Assistant Secretaries
--------------------------------------

The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The Secretary shall give or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be described by the Board of Directors or President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary's signature or by signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of such designation then in the order of their election, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, shall perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

8. Treasurer and Assistant Treasurers
-------------------------------------

The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

The Treasurer shall disburse the funds as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer, and for the restoration to the Corporation, in the case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation.

The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order designated by the Board of Directors, or in the absence of such designation, then in the order of their election, in the absence of the Treasurer or in the event the Treasurer's inability or refusal to act, shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

9. Books and Records
--------------------

The Corporation shall keep: (a) correct and complete books and records of account; (b) minutes of the proceedings of the shareholders, Board of Directors and any committees of directors; and (c) a current list of the directors and officers and their residence addresses. The Corporation shall also keep at its office in the State of Nevada or at the office of its transfer agent or registrar in the State of Nevada, if any, a record containing the names and addresses of all shareholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

The Board of Directors may determine whether and to what extent and at what times and places and under what conditions and regulations any accounts, books, records or other documents of the Corporation shall be open to inspection, and no creditor, security holder or other person shall have any right to inspect any accounts, books, records or other documents of the Corporation except as conferred by statute or as so authorized by the Board.

10. Checks, Notes, etc.
-----------------------

All checks and drafts on, and withdrawals from the Corporation's accounts with banks or other financial institutions, and all bills of exchange, notes and other instruments for the payment of money, drawn, made, endorsed, or accepted by the Corporation, shall be signed on its behalf by the person or persons thereunto authorized by, or pursuant to resolution of, the Board of Directors.

ARTICLE IV

CERTIFICATES AND TRANSFER OF SHARES
-----------------------------------

1. Forms of Share Certificates
------------------------------

The share of the Corporation shall be represented by certificates, in such forms as the Board of Directors may prescribe, signed by the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. The shares may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation or its employee.

In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

Each certificate representing shares issued by the Corporation shall set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class of shares, if more than one, authorized to be issued and the designation, relative rights, preferences and limitations of each series of any class of preferred shares authorized to be issued so far as the same have been fixed, and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

Each certificate representing shares shall state upon the face thereof: (a) that the Corporation is formed under the laws of the State of Nevada; (b) the name of the person or persons to whom issued; and (c) the number and class of shares, and the designation of the series, if any, which certificate represents.

2. Transfers of Shares
----------------------

No share or other security may be sold, transferred or otherwise disposed of without the consent of the directors or until the Company is a reporting issuer, as defined under the Securities Exchange Act of 1934. The directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

Shares of the Corporation shall be transferable on the record of shareholders upon presentment to the Corporation of a transfer agent of a certificate or certificates representing the shares requested to be transferred, with proper endorsement on the certificate or on a separate accompanying document, together with such evidence of the payment of transfer taxes and compliance with other provisions of law as the Corporation or its transfer agent may require.

3. Lost, Stolen or Destroyed Share Certificates
-----------------------------------------------

No certificate for shares of the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or wrongfully taken, except, if and to the extent required by the Board of Directors upon: (a) production of evidence of loss, destruction or wrongful taking; (b) delivery of a bond indemnifying the Corporation and its agents against any claim that may be made against it or them on account of the alleged loss, destruction or wrongful taking of the replaced certificate or the issuance of the new certificate; (c) payment of the expenses of the Corporation and its agents incurred in connection with the issuance of the new certificate; and (d) compliance with other such reasonable requirements as may be imposed.

ARTICLE V

OTHER MATTERS
-------------

1. Corporate Seal
-----------------

The Board of Directors may adopt a corporate seal, alter such seal at pleasure, and authorize it to be used by causing it or a facsimile to be affixed or impressed or reproduced in any other manner.

2. Fiscal Year
--------------

The fiscal year of the Corporation shall be the twelve months ending December 31st, or such other period as may be fixed by the Board of Directors.

3. Amendments
-------------

Bylaws of the Corporation may be adopted, amended or repealed by vote of the holders of the shares at the time entitled to vote in the election of any directors. Bylaws may also be adopted, amended or repealed by the Board of Directors, but any bylaws adopted by the Board may be amended or repealed by the shareholders entitled to vote thereon as herein above provided.

If any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the bylaw so adopted, amended or repealed, together with a concise statement of the changes made.

APPROVED AND ADOPTED this 27th day of November, 2013.

/s/ Michael Caetano
Michael Caetano
President

WRITTEN CONSENT SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS
OF STRONGBOW RESOURCES INC.

This written consent is solicited on behalf of the board of directors of Strongbow Resources Inc. When properly executed, shares represented by this written consent will be voted as designated by the undersigned.

The undersigned hereby acknowledges receipt of the consent solicitation statement (the “Consent Solicitation Statement”) of Strongbow Resources Inc. (the “Company”) dated January 31, 2014, and, without the formality of convening a meeting, does hereby vote via written consent, as designated below, all of shares of common stock of the Company held by the undersigned:

The Board of Directors of the Company recommends a vote “For” the proposals.

1.
Approval of a 4-for-1 reverse split of shares of outstanding common stock of the Company without a change in par value of $0.001 per share and with any resulting fractional share being rounded up to the next whole share at the effective date and time which the board of directors of the Company determines with no change to the authorized shares of the Company.

For	Against	Abstain
☐	☐	☐

2.	Ratification of the amendments made by the board of directors to the Company’s By-laws.

For	Against	Abstain
☐	☐	☐

The undersigned represents that the undersigned owns the following number of shares of common stock of the Company (please insert number of the shares): _________________.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the written consent. A written consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Date:
Stockholder Name (printed):
Signature:
Title (if applicable):
Signature (if held jointly):
Title (if applicable):

Important: Please complete, sign and date your written consent promptly and email it to rdacunha@strongbowinc.com or return it to:

Strongbow Resources Inc.

200 – 6751 Westminster Hwy,

Richmond BC V7C-4V4